UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 22, 2025
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2025, Green Plains Obion LLC (“Green Plains Obion”), a wholly-owned subsidiary of Green Plains Inc. (the “Company”), entered into an asset purchase agreement (the “Agreement” and the transactions contemplated thereby, the “Transaction”) for the sale of the ethanol plant located in Rives, Tennessee (the “Facility”) to POET Refining – Obion, LLC (“Buyer”). The sale involves the Facility and certain assets related to the Facility, which have 120 million gallons of nameplate capacity, or approximately 13% of the Company’s reported ethanol production capacity, and 8.2 million bushels of related grain storage, inclusive of its affiliate’s, Green Plains Grain Company LLC’s, storage at the Facility. The estimated sales price for the transaction is $190 million in cash, inclusive of an estimated $20 million of working capital, to be adjusted at closing. The Transaction is expected to close during the third quarter of 2025.

The Agreement contains customary representations and warranties and indemnification obligations, subject to reciprocal caps and deductibles. In addition, the Agreement contains customary closing conditions, including any waiting periods under the HSR Act having expired and no governmental authority having issued an order restraining or prohibiting the consummation of the Transaction.

The Agreement contains customary termination provisions, including (i) by mutual written consent, (ii) by either party in the event of certain breaches by the other party, (iii) by either party if the closing of the Transaction has not occurred by 5:00 p.m., Central Time, on October 15, 2025 and (iv) by Buyer if a Material Adverse Effect has occurred.

The foregoing description of the Agreement and the Transaction is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8‑K, and is incorporated into this Item 1.01 by reference. It is not intended to provide any factual information about the Company, Green Plains Obion, the Buyer, or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement; are subject to limitations agreed upon by the contracting parties; may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from what may be viewed as material to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Green Plains Obion, the Buyer, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On August 27, 2025, the Company issued a press release announcing the agreement to sell the Facility and the conclusion of its strategic review process. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company announced the conclusion of its strategic review process, which began in February 2024. Following a comprehensive evaluation, the Board of Directors considered a range of alternatives and determined that the Company is best positioned to deliver shareholder value by executing its current strategy under existing leadership. This outcome of the review has provided a roadmap for continued operational execution and capital discipline.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement, dated August 22, 2025, by and among Green Plains Obion LLC and POET Biorefining - Obion, LLC.*
99.1	Press Release, dated August 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of the U.S. federal securities laws about the Company, Green Plains Obion and the proposed transaction, including but not limited to all statements about the timing and approvals of the proposed transaction; satisfaction of other customary closing conditions, expectations of future plans, priorities, focus and benefits of the proposed transaction, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “continue,” “sustain, “ “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. You should view these statements with caution and should not place undue reliance on such statements. They are based on the facts and circumstances known to the Company as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, the ability of the parties to consummate the transaction in a timely manner or at all; satisfaction of the conditions precedent to the consummation of the transaction, including but not limited to the ability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on the Company, Green Plains Obion or their respective businesses; and other risks and uncertainties described in the Company’s filings with the SEC, including Part I, Item 1A of the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q, which are incorporated herein by reference, and in other documents that the Company may file or furnish with the SEC. Except to the extent required by law, the Company does not assume any obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: August 27, 2025	By:	/s/ Philip B. Boggs
Philip B. Boggs
Chief Financial Officer (Principal Financial Officer)